Exhibit 99.1

Gap Inc. Business Update as a Result of Coronavirus

March 30, 2020 - San Francisco, Calif. - Gap Inc. (NYSE: GPS) today announced that, while eager to reopen its company-operated North American and European stores, the company anticipates the closures to extend past the previously announced April 1 date, as a result of continued measures to help slow the spread of COVID-19.

As part of this decision, the company will furlough the majority of its store teams in the United States and Canada, pausing pay but continuing to offer applicable benefits until stores are able to reopen. The company has also made the proactive decision to reduce headcount across its corporate functions around the world. In addition, the entire Gap Inc. leadership team along with the Board of Directors will take a temporary reduction in pay.

"After taking the extraordinary measures of temporarily closing all of our company-owned stores in North America and Europe two weeks ago, we are now in a position where we must take deeper actions. Each decision, however difficult, has been made to ensure that we build toward a future where Gap Inc. can come out of this stronger - for our customers, our shareholders and, most importantly, our teams," said Sonia Syngal, President and CEO, Gap Inc. "We know that tens of thousands of people rely on us to support themselves and their families and that millions more around the world rely on our business. We are doing everything we can to provide support during this time, and we are intensely focused on welcoming back our store teams and customers as soon as we are able."

To support its impacted employees, particularly its store teams, Gap Inc. has set up an Employee Resource Center, including resources to identify and apply for temporary roles at other retailers that remain open and hiring. Details are available here: http://jobs.gapinc.com/employeeresourcecenter.

All of the portfolio’s brands continue be available for customers through e-commerce channels: www.oldnavy.com, www.gap.com, www.gapfactory.com, www.bananarepublic.com, www.bananarepublicfactory.com, www.athleta.com, www.janieandjack.com and www.intermixonline.com.

As previously disclosed on March 26, 2020, the company announced a number of actions to strengthen financial flexibility in response to the rapidly evolving impact of the COVID-19 pandemic including a review of operating expenses. The company believes the actions it is taking will support the company in navigating through the unprecedented level of uncertainty and disruption currently experienced by the retail sector.

To follow the latest news from Gap Inc., visit https://corporate.gapinc.com/en-us/news.

About Gap Inc.
Gap Inc. is a leading global retailer offering clothing, accessories, and personal care products for men, women, and children under the Old Navy, Gap, Banana Republic, Athleta, Intermix, Janie and Jack, and Hill City brands. Fiscal year 2019 net sales were $16.4 billion. Gap Inc. products are available for purchase in more than 90 countries worldwide through company-operated stores, franchise stores, and e-commerce sites. For more information, please visit www.gapinc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements. Forward-looking statements include, without limitation, statements relating to the duration of store closures as a result of COVID-19; the furlough of the majority of its store teams in the United States and Canada, and pausing pay while continuing to offer applicable benefits until stores are able to reopen; reduction in headcount across its corporate functions around the world; temporary reduction in pay for the entire Gap Inc. leadership team, as well as the Board of Directors; reducing capital expenditures; and duration and impact of COVID-19 on our business plans, objectives and expected operating results.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the company’s actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the following risks, any of which could have an adverse effect on the company’s financial condition, results of operations, and reputation: the risk that the company or its franchisees will be unsuccessful in gauging apparel trends and changing consumer preferences; the highly competitive nature of the company’s business in the United States and internationally; the risks associated with engaging in or seeking to engage in strategic transactions; the risk of failure to maintain, enhance and protect the company’s brand image; the risk of failure to manage key executive succession and retention and to continue to attract qualified personnel; the risk that the company’s investments in customer, digital, and omni-channel shopping initiatives may not deliver the results the company anticipates; the risk if the company is unable to manage its inventory effectively; the risks to the company’s business, including its costs and supply chain, associated with global sourcing and manufacturing; the risk that the company is subject to data or other security breaches that may result in increased costs, violations of law, significant legal and financial exposure, and a loss of confidence in the company’s security measures; the risk that a failure of, or updates or changes to, the company’s information technology systems may disrupt its operations; the risk of changes in global economic conditions or consumer spending patterns; the risks to the company’s efforts to expand internationally, including its ability to operate in regions where it has less experience; the risk that the company or its franchisees will be unsuccessful in identifying, negotiating, and securing new store locations and renewing, modifying, or terminating leases for existing store locations effectively; the risks to the company’s reputation or operations associated with importing merchandise from foreign countries, including failure of the company’s vendors to adhere to its Code of Vendor Conduct; the risk that the company’s franchisees’ operation of franchise stores is not directly within the company’s control and could impair the value of its brands; the risk that trade matters could increase the cost or reduce the supply of apparel available to the company; the risk of foreign currency exchange rate fluctuations; the risk that comparable sales and margins will experience fluctuations; the risk that changes in the company’s credit profile or deterioration in market conditions may limit the company’s access to the capital markets; the risk of changes in the regulatory or administrative landscape; the risk of natural disasters, public health crises, political crises, negative global climate patterns, or other catastrophic events; the risk of reductions in income and cash flow from the company’s credit card arrangement related to its private label and co-branded credit cards; the risk that the adoption of new accounting pronouncements will impact future results; and the risk that the company will not be successful in defending various proceedings, lawsuits, disputes, and claims.

Additional information regarding these factors that could cause results to differ can be found in the company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, as well as the company’s subsequent filings with the Securities and Exchange Commission.

These forward-looking statements are based on information as of March 30, 2020. The company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Media Contact:
Sandy Goldberg
press@gap.com

Investor Relations:
Tina Romani
Investor_relations@gap.com

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